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                                                                    EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Insight Enterprises, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in the prospectus.

                                                    /s/ KPMG PEAT MARWICK LLP


Phoenix, Arizona
November 22, 1996